Exhibit 3.2

ARTICLES OF INCORPORATION

ROSS MILLER

Secretary of State

204 North Carson Street, Suite 4

Carson City, Nevada 89701-4520

(775) 684-5708

Website: www.nvsos.gov

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY	ABOVE SPACE IS FOR OFFICE USE ONLY
-DO NOT HIGHLIGHT

1. Name of	Xiangtian (USA) Air Power Co., Ltd.
Corporation:

2. Registered Agent	[X] Commercial Registered	Corporation Service Company
for	Agent:	Name
Service of Process:
(check
only one box)	[ ] Noncommercial Registered	OR	[ ] Office or
Agent
Position with Entity
	(name and address below)			(name and
address below)
Name of Noncommercial Registered Agent OR Name
of Title of Office or Other Position with Entity
Nevada
	Street Address	City		Zip Code
Nevada
	Mailing Address (if different	City		Zip Code
from street address)
3. Authorized Stock:	1,000,000,000 common stock,		Number of shares
(number of shares	par value $0.001		Without
corporation is			par value:
authorized
to issue)	100,000,000 preferred stock,
par value $0.001

1) Zhou Deng Hua
4. Name & Addresses	Name
Of
the Board of		Causeway Bay	Hong Kong	999077
Directors/Trustees:	Unit 602, Causeway Bay
(each
Director/Trustee must	Common Bldg 1, Sugar Street
be a
natural person at least
18 years of age:
attach additional
page if more than three Street Address		City	State	Zip Code
directors/trustees
2) Zhou Jian
Name
	Unit 602, Causeway Bay	Causeway Bay	Hong Kong	999077

Common Bldg 1, Sugar Street

	Street Address	City	State	Zip Code

5. Purpose: (optional see Instructions)	The purpose of the corporation shall be:
	Olivia Mao	X

	Name	Incorporator Signature

	McLaughlin & Stern, LLP	New York	NY	10016

260 Madison Avenue
	Address	City	State	Zip Code

7. Certificate of	I hereby accept appointment as Resident Agent for the above named
Acceptance of	Entity.
Appointment of
Resident
Agent:	X
	Authorized Signature of Registered Agent or On Behalf of			Date

Registered Agent Entity

This form must be accompanied by appropriate fees.	Nevada Secretary of State Form NRS 78 Articles

Instructions

Revised on: 2-14-09